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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report for Schwab Investments ("issuer") on Form N-CSR for the period ended October 31, 2003 ("periodic report"), I, Randall W. Merk, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

   /s/ Randall W. Merk                        Date: December 15, 2003
   -----------------------------------------       ---------------------------
   Randall W. Merk
   President and Chief Executive Officer

   /s/ Tai-Chin Tung                          Date: December 15, 2003
   -----------------------------------------       ---------------------------
   Tai-Chin Tung
   Treasurer and Principal Financial Officer

   This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.